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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 16, 2004

WESTERN GAS RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-10389	84-1127613
(State of Other Jurisdictionof Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1099 18th Street, Suite 1200, Denver, Colorado		80202
(Address of Principal Executive Offices)		(Zip Code)

(303) 452-5603
(Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

        On March 16, 2004, Western Gas Resources, Inc. issued a press release announcing that it has called for redemption and will apply for delisting for all remaining outstanding shares of its $2.625 Cumulative Convertible Preferred Stock.

        The press release is attached as an exhibit to this Form 8-K and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)
Exhibit:

99
Press release dated March 16, 2004 announcing that Western Gas Resources, Inc. has called for redemption and delisting all remaining outstanding shares of its $2.625 Cumulative Convertible Preferred Stock.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN GAS RESOURCES, INC. (Registrant)
Date: March 16, 2004	By:	/s/ WILLIAM J. KRYSIAK Name: William J. Krysiak Title: Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99	Press release dated March 16, 2004 announcing that Western Gas Resources, Inc. has called for redemption and delisting all remaining outstanding shares of its $2.625 Cumulative Convertible Preferred Stock.

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX